UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): April 28, 2020

THERAVANCE BIOPHARMA, INC.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-36033	98-1226628
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification Number)
Incorporation)

PO Box 309

Ugland House, South Church Street

George Town, Grand Cayman, Cayman Islands KY1-1104

(650) 808-6000

(Addresses, including zip code, and telephone number, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Ordinary Share $0.00001 Par Value	TBPH	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)       The 2020 Annual General Meeting of Shareholders (the “Annual Meeting”) of Theravance Biopharma, Inc. (the “Company”) was held on April 28, 2020.

(b)       Shareholders holding 55,134,016 shares of capital stock, representing 87.3% of the total number of shares outstanding and entitled to vote at the Annual Meeting, were present in person or by proxy at the Annual Meeting.

The nominees listed below were elected Class III members of the Board of Directors with the respective numbers of shares voted set forth opposite their names:

Nominees	For	Against	Abstain	Broker Non-Votes
Dean J. Mitchell	50,494,298	35,090	40,821	4,563,807
Percentage of Shares Voted	99.85	0.07	0.08	—

George M. Whitesides	44,949,923	5,582,121	38,165	4,563,807
Percentage of Shares Voted	88.88	11.04	0.08	—

William D. Young	50,407,912	126,165	36,132	4,563,807
Percentage of Shares Voted	99.68	0.25	0.07	—

The shareholders ratified the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The voting results are set forth below:

	For	Against	Abstain	Broker Non-Votes
Number of Shares Voted	54,655,527	468,879	9,610	—
Percentage of Shares Voted	99.13	0.85	0.02	—

The shareholders approved a non-binding advisory resolution regarding executive compensation. The voting results are set forth below:

	For	Against	Abstain	Broker Non-Votes
Number of Shares Voted	50,181,713	357,544	30,952	4,563,807
Percentage of Shares Voted	99.23	0.71	0.06	—

For more information about the foregoing proposals, see the Company’s Proxy Statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERAVANCE BIOPHARMA, INC.

Date: April 29, 2020	By:	/s/ Bradford J. Shafer
Bradford J. Shafer
Executive Vice President, General Counsel and Secretary